z INVESTOR PRESENTATION Data as of or for the period ended June 30, 2024 unless otherwise noted

Forward-Looking Statements 2 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2024 Outlook" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

A Compelling Franchise, Well-Positioned for Long-Term Growth, with Solid Liquidity and Capital, and Disciplined Credit Culture

- $31.8 billion in assets, 200+ financial centers, 200+ commercial sales professionals, 100+ mortgage loan officers, ~3,500 team members operating in a customer-dense Mid-Atlantic market[(1)]
- Solid market share with opportunity to grow[(2)]
  - *14 counties in which we have a top 5 deposit market share; represents 55% of total deposits*
  - *40 counties in which we do not have a top 5 deposit market share; represents 45% of total deposits*
  - *Serving a market in which 10% of the U.S. population resides*
- Market Capitalization of ~ $3.5 billion[(3)]
- Current valuation[(3)] of 11.5x last twelve months earnings per share ("EPS") of $1.67, and 1.5x tangible book value[(4)]
- Steady increase in shareholder value with a 5-year compound annual growth rate ("CAGR") tangible book value per share, excluding accumulated other comprehensive income ("AOCI")[(4)], of 5.7%
- 10-year CAGR in common dividends of 7.8%
- 3.6% dividend yield[(5)]
- $95 million remaining share repurchase authorization[(6)]



Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Schuylkill
Dauphin
Lebanon
Berks
Northampton
Lehigh
Bucks
Montgomery
Cumberland
Lancaster
York
Chester
Philadelphia
Delaware
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
D.C.
Prince Georges
Cecil
New Castle
Sussex
Fairfax
Albemarle
Henrico

Map includes counties with a financial center and/or a loan production office ("LPO") and incorporated cities in Maryland and Virginia with a financial center and/or LPO.

(1) As of June 30, 2024. (2) Data as of June 30, 2023 per S&P Capital IQ; FDIC Summary of Deposits. Excludes Republic First Bank ("Republic"). (3) Based on shares outstanding of 182 million and closing price of $19.15 as of August 28, 2024. (4) As of June 30, 2024, tangible book value per share was $12.43. Tangible book value per share is a non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (5) Based on current quarterly common dividend of $0.17 per share and closing stock price of $19.15 per share as of August 28, 2024. (6) No shares have been repurchased in the second quarter of 2024. Authorization expires December 31, 2024. Up to $25 million of this authorization may be used to repurchase the Corporation's preferred stock and outstanding subordinated notes.

3

FULTON FINANCIAL CORPORATION

A Balanced Business Model, Differentiated Mix of Services, Technology- Enabled Delivery Channels and a Compelling Value Proposition • Non-interest income as a percentage of revenue of over 20%(1) • Wealth management accounts for approximately 1/3 of total non-interest income(1), delivering an 8%, 5-year CAGR, AUM/AUA(2) of $15.5 billion and over 80% in recurring income • Commercial banking businesses representing 1/3 of total fee income(1) • Fulton Mortgage Company caters to the new home purchase business with the ability to leverage refinance activity into gain on sale revenue 4 • A full-service commercial bank with robust treasury services, payment technology solutions, wealth management and trust and mature mortgage company • Ongoing investment in technology, digitally enabling a growing customer base • Serving a diversified and economically stable market • More room to grow in markets that we know and continue to penetrate both organically and inorganically • Organic growth strategy supplemented by inorganic, in-market opportunities • Low commercial real estate (“CRE”) concentration compared to peers(3) • Reduced financial center infrastructure by 22% or 58 financial centers over last 10 years, driving average deposits per financial center over $100 million per financial center, excluding Republic transaction • Completed $5.2 billion acquisition in 2024, $1.2 billion acquisition in 2022 and acquired 5 wealth management firms since 2018 • Identified over 50 in-market institutions that complement our mergers and acquisitions strategy • 2Q24 net interest margin of 3.43% up from 3.42% for calendar year 2023 • Year-to-date 2024 net charge-offs to average loans of 18 basis points versus 14 basis points for 2023 • 2Q24 Operating EPS of $0.47(4) represents a partial impact of the Republic transaction and is $0.01 below the Corporation’s all time high of $0.48. Full impact from the Republic transaction, including anticipated cost savings, expected in early 2025 • 2024 operating return on average assets (“ROAA”) of 1.00%(4) and 1.11%(4) in 1Q24 and 2Q24, respectively, with additional improvement from the Republic transaction possible • 2024 operating return on average common shareholders equity (“ROAE”) (tangible) of 13.08%(4) and 15.56%(4) in 1Q24 and 2Q24, respectively, demonstrating increasing return of shareholder value Premier Franchise that Provides Expanding and Innovative Solutions Dynamic Growth Strategy Blending an Organic Engine with Inorganic Opportunities Attractive Risk-Adjusted Profitability and Returns Robust Combination of Diversified Business Lines and Fee Income Businesses Source: Management reporting and internal financials at June 30, 2024. (1) Excluding acquisition-related adjustments. (2) AUM/AUA defined as assets under management and assets under administration. (3) For a list of peers please see page 32 of the Corporation’s proxy statement dated April 1, 2024. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on slides titled “Non-GAAP Reconciliation” at the end of this presentation.

A Robust and Scalable Product Suite Built Upon Significant Investment in Leading-Edge Technologies and Customer Adoption Well positioned to compete in and serve our market • Significant technology spend over the past 5 years o New commercial origination system, new mortgage origination system, new mortgage loan servicing system, new consumer origination system, new customer relationship management system o Focus on digital enablement as a driver of growth, efficiency and service 5

Customer-Focused and Employee-Powered Digital Ecosystem Designed to Change Lives For The Better 6 Our technology strategy aligns to our people-minded business objectives … … Prioritizing digital transformation through industry-leading technology empowers our employees, customers and operations

Our Approach to Risk Management is Comprehensive and Utilizes a “Three Lines of Defense Model” 7 Our approach to risk management is layered and has three lines of defense

8 Meaningful contribution: Similar lending products, services and markets of operation Loan Portfolio (June 30,2024) Deposit Portfolio (June 30,2024) $25.6BN $24.1BN 11 basis point improvement to net interest margin (“NIM”) in 2Q24 ~$34.8 million improvement to net interest income in 2Q24 Transaction $2.5BN$21.6BN $3.8BN$21.8BN

9 A Well-Diversified Loan Portfolio With Growth in Multiple Categories • The loan portfolio has grown $7.9 billion since 2018 • A balanced loan mix, with adjustable-rate mortgage growth in 2022 and 2023 outpacing other categories, despite the rise in mortgage rates o Fulton Mortgage Company is a branded business with a purchase-oriented customer base, predominantly serving our five-state footprint • Commercial mortgage, a granular and diverse portfolio, continues to grow at a mid-single-digit growth rate (dollars in billions) Note: Loan portfolio composition is based on ending balances for the periods ended December 31, 2018 to June 30, 2024. The C&I category includes Paycheck Protection Program (“PPP”) loan growth and forgiveness during the 2020 – 2024 timeframe. The Corporation ended with $3.3 million in PPP loans as of June 30, 2024. The Consumer/Other category includes equipment lease financing, overdrafts and net origination fees and costs. The Construction category includes residential and commercial construction loans.

Fulton’s Lending Model has Resulted in Solid Asset Quality Trends Through Many Cycles 10 Sources: Top 100 Commercial Banks and All Commercial Banks - Board of Governors of the Federal Reserve System (Top 100 Commercial Banks are the 100 largest banks based on consolidated assets); Fulton historical data – S&P Capital IQ. Delinquency rates are non-seasonally adjusted and determined based on loans and leases past due 30 days or more and non-accrual loans. Charge-off rates are non-seasonally adjusted and are net of recoveries.

Asset Quality ((1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.11 Provision for Credit Losses Non-Performing Loans (“NPLs”) & NPLs to Loans Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans

Fulton’s Non-Owner-Occupied Commercial Mortgage(1) Portfolio is Well Diversified within the Industries Served At June 30, 2024 Fulton Bank’s CRE / Total Risk-Based Capital is 210%, below the 300% regulatory threshold. 12 (1) Non-owner-occupied commercial mortgage of $5.2 billion represents 56% of the $9.3 billion total commercial mortgage portfolio and excludes ~$4.1 billion of owner-occupied.

13 Commercial Real Estate – the Office Concentration is Low and the Loan Mix is Diversified and Granular (1) LTV as of most recent appraisal. Office Only Profile • $896 million in office loan commitments • $824 million in office loans outstanding • representing 3% of total loans • Average loan size is $2.3 million • Weighted average loan-to-value(1) (“LTV”) ratio of 63% • Weighted average debt service coverage ratio (“DSCR”) of 1.34x • 84% of loans with full recourse; 65% LTV; 1.29x DSCR • 16% of loans non-recourse; 51% LTV; 1.58x DSCR • Nine relationships over $20 million, totaling $226 million in commitments, including: • Six relationships in central business districts • $219 million in commitments located in central business districts • Classification • 28% Class A • 21% Class B • 4% Class C • 47% Not Classified Total Loan Portfolio (June 30, 2024)

14 The Acquired Office Portfolio Has Similar Characteristics With Some Seasoning and a Later Maturity (1) Metropolitan Statistical Areas or “MSAs” titled in short name for presentation purposes. Originated Over Time Maturing Over Time Granular Loan Portfolio Geographically Diverse by MSA(1)

15 Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTV’s and Solid DSCR (1) LTV as of most recent appraisal. Multi-Family Profile • $2.4 billion in multi-family loan commitments • $1.9 billion in multi-family loans outstanding • representing 8% of total loans • Average loan size is $3.3 million • Weighted average LTV(1) ratio of 60% • Weighted Average DSCR of 1.27x • 90% of loans with recourse • 36% construction; 64% stabilized • Classification o 42% Class A o 12% Class B o 3% Class C o 43% Not Classified Total Loan Portfolio (June 30, 2024)

16 The Majority of the Multi-Family Portfolio Has Been Recently Originated and Appraised and Has a Long Dated Maturity Horizon Recently Originated and Appraised Maturing Over Time Diversified by Size Diversified by Geographical MSA

A Larger Deposit Portfolio that Remains Granular, Tenured and Diversified with Significant Liquidity Coverage (1) As of June 30, 2024. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of estimated uninsured deposits, please refer to slide 18. (2) Deposit balances are ending balances. 17 Deposit Mix By Customer (June 30, 2024) Deposit Portfolio Highlights(1) 883,000 deposit accounts $28,770 average account balance ~10 year average account age 23% estimated uninsured deposits 259% coverage of estimated uninsured deposits Deposit Mix By Product(2) (dollars in millions)

18 (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. A Committed and Healthy Liquidity Profile with Significant Coverage Estimated Uninsured Deposits June 30, 2024 Total Deposits $25,560 Estimated Uninsured Deposits $8,668 Estimated Uninsured Deposits to Total Deposits 34% Estimated Uninsured Deposits $8,668 Less: Collateralized Municipal Deposits (2,801) Net Estimated Uninsured Deposits (4) $5,867 Net Estimated Uninsured Deposits to Total Deposits 23% Committed Liquidity to Net Estimated Uninsured Deposits 143% Available Liquidity to Net Estimated Uninsured Deposits 259% Available Liquidity June 30, 2024 Cash On-Hand (1) 1,133$ Federal Reserve Capacity 1,859 Total Available @ Federal Reserve 1,859$ FHLB Borrowing Capacity 10,842 Advances(2) (759) Letters of Credit (3,559) Total Available @ FHLB 6,524$ Total Committed Liquidity 8,383$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity (3) 4,100 Brokered & Wholesale Deposits (996) Total Brokered Deposit Availability 3,104$ Total Uncommitted Available Liquidity 5,660$ Total Available Liquidity 15,176$ (dollars in thousands)

Fulton's Market is Geographically Diversified, with Top Market Share in Key Markets and Additional Growth Opportunity in Others; Republic Increasing Fulton’s Customer Base and Deposit Market Share In the Philadelphia MSA

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation (2023)				Markets by MSA (2023)				
	Market Rank	Branches #	Total Deposits ($000)	Total Deposit Market Share (%)	Branches #	Total Deposits ($000)	Median Household Income ($)	5 yr Cumulative Projected Household Income Growth	5 yr Cumulative Projected Population Growth
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD [1]	10	89	8,912,994	1.49	1,409	598,346,491	83,007	12.7%	1.1%
Lancaster, PA	1	20	4,798,342	28.91	153	16,597,203	74,803	11.5%	1.7%
Allentown-Bethlehem-Easton, PA-NJ	4	17	1,844,772	8.40	192	21,957,440	77,334	12.1%	1.6%
New York-Newark-Jersey City, NY-NJ	99	20	1,636,205	0.04	4,428	3,644,609,507	92,662	12.1%	0.5%
York-Hanover, PA	3	10	1,259,070	13.02	98	9,671,554	76,099	12.7%	1.7%
Baltimore-Columbia-Towson, MD	11	15	1,177,841	1.22	545	96,463,715	93,386	13.2%	1.4%
Lebanon, PA	1	6	1,130,564	36.67	32	3,083,453	68,908	11.6%	1.9%
Harrisburg-Carlisle, PA	7	9	837,755	4.38	147	19,128,831	74,842	11.9%	2.5%
Reading, PA	6	7	806,571	3.42	90	23,551,033	73,744	12.5%	1.2%
Hagerstown-Martinsburg, MD-WV	2	6	622,767	11.41	70	5,455,841	67,941	9.3%	3.6%
Top 10 Fulton Financial Corporation MSAs [1]		***199***	***23,026,881***	***0.52***	***7,164***	***4,438,865,068***	***75,471***	***12.2%***	***0.7%***
Total Franchise		***233***	***25,771,729***	***0.52***		***4,992,854,793***	***74,274***	***11.9%***	***0.8%***
Nationwide							***73,503***	***13.4%***	***2.1%***

__Note:__ Data as of June 30, 2023 per S&P Capital IQ; FDIC Summary of Deposits.

[1] Includes Republic. Median Household ("HH") Income; 2023 – 2028 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

19

FULTON FINANCIAL CORPORATION

Looking Ahead, Fulton is Well Positioned, Experienced and Prepared to Actively Manage Deposit Pricing in Down Rate Scenarios Deposit Mix by Rate Type(2) (June 30, 2024) • $2.3 billion notional amount of interest rate derivatives in the form of interest rate collars indexed to the one-month Secured Overnight Financial Rate (“SOFR”) with a weighted average floor rate of 3.03% and a weighted average cap rate of 5.60% maturing in 2025 and 2026 • $200 million notional amount interest rate derivative in the form of an interest rate floor indexed to the one-month SOFR with a floor rate of 3.00% maturing in 2025 Downside Protection(2) Fulton’s Historical Quarterly Cost of Total Deposits and Effective Fed Funds Rate (“EFFR”)(1) Fulton’s Historical Loan and Deposit Betas During Declining Rate Environment(1) (1) Source: S&P Capital IQ, New York Fed, Board of Governors of the Federal Reserve System (US). (2) Source: Management reporting and internal financials at June 30, 2024. Indexed deposits include indexed municipal deposits and indexed brokered deposits. Managed deposits include interest bearing money market and savings, excluding indexed deposits. Time deposits include brokered CDs. 20

Noninterest-Bearing Deposit Trends Source: S&P Global Market Intelligence, Federal Reserve Bank of New York and Board of Governors of the Federal Reserve System (US); Corporation’s reported results for NIM and percentage of noninterest-bearing deposits at June 30,2024. 21 • Growth in the Corporation’s commercial banking business, as well as the historically low levels of interest rates for much of the post-2008 period, led to a generally increasing trend in the percentage of noninterest-bearing deposits. • Prior to 2008, noninterest-bearing deposits averaged 15%-20% of total deposits. As of June 30, 2024, noninterest-bearing deposits were 21.9% of total deposits down from a peak of 35% in June 2022. • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy. % Noninterest-Bearing Deposits, NIM and Fed Funds Effective Rate

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 2Q24 Income Statement Summary 2Q24 1Q24 Linked-Quarter Change Net interest income $241,720 $206,937 $34,783 Provision for credit losses 32,056 10,925 21,131 Non-interest income 113,276 57,140 56,136 Securities gains (losses) (20,282) — (20,282) Non-interest expense 199,488 177,600 21,888 Income before income taxes 103,170 75,552 27,618 Income taxes 8,195 13,611 (5,416) Net income 94,975 61,941 33,034 Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $92,413 $59,379 $33,034 Net income available to common shareholders, per share (diluted) $0.52 $0.36 $0.16 Operating net income available to common shareholders, per share (diluted)(1) $0.47 $0.40 $0.07 ROAA 1.24% 0.91% 0.33% Operating ROAA(1) 1.11% 1.00% 0.11% ROAE 13.47% 9.28% 4.19% Operating ROAE (tangible)(1) 15.56% 13.08% 2.48% Efficiency ratio(1) 62.6% 63.2% -0.6% (dollars in thousands, except per-share data) 22

Net Interest Income and Margin • NIM was 3.43% in the second quarter of 2024, increasing 11 basis points compared to the first quarter of 2024. • Loan yield improved by 22 basis points during the second quarter of 2024, increasing to 6.12% compared to 5.90% in the first quarter of 2024. • Total cost of deposits was 2.14% for the second quarter of 2024, an increase of 19 basis points compared to the first quarter of 2024. 2Q24 Highlights Net Interest Income & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions) 23

Integrated Businesses Drive Significant Sources of Non-Interest Income(1) (1) Excluding investment securities gains. Non-interest Income (percentage of total non-interest income, three months ended June 30, 2024) Increases due to: • Broad-based commercial banking increases (all categories) • Record wealth management income • Strong incremental consumer banking fees from the Republic Transaction • Gain on sale of mortgage loans Preliminary Gain on Acquisition: • Represents the after-tax impact of the bargain purchase gain (dollars in thousands) 2Q24 Fulton Organic 2Q24 Republic Transaction 2Q24 Consolidated 1Q24 Linked- Quarter Change Commercial Banking 21,027$ 383$ 21,410$ 18,829$ 2,581$ Wealth Management 20,990 - 20,990 20,155 835 Consumer Banking 12,256 2,344 14,600 11,668 2,932 Mortgage Banking 3,951 - 3,951 3,090 861 Gain On Acquisition, net of tax - 47,392 47,392 - 47,392 Other 4,874 59 4,933 3,398 1,535 Total 63,098$ 50,178$ 113,276$ 57,140$ 56,136$ 24

Focus on Controlling Non-Interest Expense Non-interest Expense (percentage of total non-interest expense, three months ended June 30, 2024) Decreases primarily due to: • The $20.3 million pre-tax gain on sale of real estate related to the sale-leaseback transaction is presented as an offset to other expenses Increases primarily due to: • $13.8 million in acquisition-related charges • $6.3 million of FultonFirst implementation and asset disposal costs • Two months of incremental expenses of $17.0 million and $4.1 million of core deposit intangible amortization related to the Republic Transaction 2Q24 Fulton Organic 2Q24 Republic Transaction 2Q24 Consolidated 1Q24 Linked- Quarter Change (dollars in thousands) Salaries and employee benefits 102,117$ 8,513$ 110,630$ 95,481$ 15,149$ Data processing and software 17,978 2,379 20,357 17,661 2,696 Net occupancy 15,328 2,465 17,793 16,149 1,644 Other outside services 16,280 653 16,933 13,283 3,650 FDIC insurance 5,310 1,386 6,696 6,104 592 Equipment 4,123 438 4,561 4,040 521 Professional fees 2,314 257 2,571 2,088 483 Acquisition related expenses 13,803 - 13,803 - 13,803 Other 1,138 5,006 6,144 22,794 (16,650) Total 178,391$ 21,097$ 199,488$ 177,600$ 21,888$ 25

26 Stable Capitalization Provides Flexibility. . . ▪ Strong regulatory capital ratios provide operational and strategic flexibility ▪ $95 million remaining share repurchase authorization in place through December 31, 2024(1) ▪ Ratios improving as internal capital generation exceeds tangible and risk-weighted asset growth ▪ Current common dividend of $0.17, which has doubled in the past 10 years (1) Up to $25 million of this authorization may be used to repurchase the Corporation’s preferred stock and outstanding subordinated notes. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. $1,181 $581 $730 $790 (as of June 30, 2024) (dollars in millions) (2)

27 2024 OUTLOOK (1) Assumes Fed Funds Rate decrease of 25 basis points in September 2024. (2) Excludes the CECL day 1 provision for credit losses of $23.4 million related to non-purchased credit deteriorated loans acquired in the Republic transaction. (3) Excludes investment securities gains and losses and gain on acquisition, net of tax. (4) Excludes non-operating expenses. Net Interest Income: $925 - $950 million(1) Provision for Credit Losses: $40 - $60 million(2) Non-Interest Income: $240 - $260 million(3) Non-Interest Expense: $750 - $770 million(4) Effective Tax Rate: 16% - 18%

28 Approach to Environmental, Social & Governance (“ESG”) - Doing what is right is a core value at Fulton. ESG is not about “checking a box,” we focus on activities that meaningfully change lives for the better. • Enhanced 2023 Corporate Social Responsibility report with selected ESG metrics. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight of ESG principles and priorities support management’s efforts to build maturity and capability. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Protecting the Environment Changing Lives for the Better Corporate Governance Environment The Corporation is committed to practicing environmental stewardship in its everyday operations Operational measures like waste reduction and smart energy use, as well as financing sustainable projects are core to these efforts Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities The Corporation operates under a robust board- and management-level enterprise risk management structure Employees The Corporation is committed to creating a workforce that reflects its communities and values diversity, equity and inclusion Customers The Corporation has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance Community Employees live and work in the communities we serve and want to see these communities thrive. Through the Fulton Forward® initiative, the Corporation gives back by paying it forward 28

APPENDIX

Non-GAAP Reconciliation – Operating Net Income Available to Common Shareholders (quarterly)

***Note**: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three months ended		
(dollars in thousands)	Jun 30 2024	Mar 31 2024	Jun 30 2023
Operating net income available to common shareholders			
Net income available to common shareholders	$92,413	$59,379	$77,045
Less: Interest rate derivative transition valuation[(1)]	(137)	(151)	-
Less: Gain on acquisition, net of tax	(47,392)	-	-
Less: Non-PCD credit-related interest income form acquisition	(571)	-	-
Plus: Loss on securities restructuring	20,282	-	-
Plus: Acquisition-related expense	13,803	-	-
Plus: Core deposit intangible amortization	4,556	441	912
Plus: CECL day 1 provision expense	23,444	-	-
Plus: FDIC special assessment	-	956	-
Plus: FultonFirst implementation and asset disposals	6,323	6,329	-
Less: Gain on sale-leaseback	(20,266)	-	-
Less: Tax impact of adjustments	(9,961)	(1,591)	(192)
Operating net income available to common shareholders (numerator)	$82,494	$65,363	$77,765
Weighted average shares (diluted) (denominator)	176,934	164,520	167,191
Operating net income available to common shareholder, per share (diluted)	$0.47	$0.40	$0.47

30

(1) Resulting from the reference rate transition from London Interbank Offered Rate ("LIBOR") to Secured Overnight Financing Rate ("SOFR") in the Corporation's commercial customer interest rate swap program.

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation – Operating Return on Average Assets 31 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. (dollars in thousands) Jun 30 Mar 31 2024 2024 Operating return on average assets Net Income $94,975 $61,941 Less: Interest rate derivative transition valuation (1) (137) (151) Less: Gain on acquisition, net of tax (47,392) - Less: Non-PCD credit-related interest income form acquisition (571) - Plus: Loss on securities restructuring 20,282 - Plus: Acquisition-related expense 13,803 - Plus: Core deposit intangible amortization 4,556 441 Plus: CECL day 1 provision expense 23,444 - Plus: FDIC special assessment - 956 Plus: FultonFirst implementation and asset disposals 6,323 6,329 Less: Gain on sale-leaseback (20,266) - Less: Tax impact of adjustments (9,961) (1,591) Operating net income (numerator) $85,056 $67,925 Total average assets $30,774,891 $27,427,626 Less: Average net core deposit intangible (68,234) (4,666) Total Operating average assets (denominator) $30,706,657 $27,422,960 Operating return on average assets 1.11% 1.00% Three months ended

Non-GAAP Reconciliation – Operating Return on Average Common Shareholders’ Equity (Tangible) 32 (dollars in thousands) Jun 30 Mar 31 2024 2024 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders $92,413 $59,379 Less: Interest rate derivative transition valuation (1) (137) (151) Less: Gain on acquisition, net of tax (47,392) - Less: Non-PCD credit-related interest income form acquisition (571) - Plus: Loss on securities restructuring 20,282 - Plus: Acquisition-related expense 13,803 - Plus: Intangible amortization 4,688 573 Plus: CECL day 1 provision expense 23,444 - Plus: FDIC special assessment - 956 Plus: FultonFirst implementation and asset disposals 6,323 6,329 Less: Gain on sale-leaseback (20,266) - Less: Tax impact of adjustments (9,989) (1,618) Operating net income available to common shareholders (numerator) $82,598 $65,468 Average Shareholders' equity $2,952,671 $2,766,945 Less: Average preferred stock (192,878) (192,878) Less: Average goodwill and intangible assets (624,471) (560,393) Average tangible common shareholders' equity $2,135,322 $2,013,674 Operating return on average common shareholders' equity (tangible) 15.56% 13.08% Three months ended (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

33 Non-GAAP Reconciliation – Efficiency Ratio Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 Efficiency ratio 2024 2024 2023 Non-interest expense $199,488 $177,600 $168,018 Less: Intangible amortization (4,688) (573) (1,072) Less: Acquisition-related expenses (13,803) - - Less: FDIC special assessment - (956) - Less: Gain on sale-leaseback 20,266 - - Plus: FultonFirst implementation and asset disposals (6,323) (6,329) - Non-interest expense (numerator) $194,940 $169,742 $166,946 Net interest income $241,720 $206,937 $212,852 Tax equivalent adjustment 4,556 4,592 4,405 Non-interest income 92,994 57,140 60,585 Plus: Interest rate derivative transition valuation (1) (137) (151) - Less: Non-PCD credit-related interest income form acquisition (571) - - Less: Gain on acquisition, net of tax (47,392) - - Plus: Loss on securities restructuring 20,282 - - Plus: Investment securities losses (gains), net - - 4 Total revenue (denominator) $311,452 $268,518 $277,846 Efficiency ratio 62.6% 63.2% 60.1% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

Non-GAAP Reconciliation – Tangible Book Value Per Share and Tangible Book Value Per Share Excluding AOCI

(dollars in thousands, except per share data)	Years Ended					Three Months Ended
	Jun 30 2019	Jun 30 2020	Jun 30 2021	Jun 30 2022	Jun 30 2023	Jun 30 2024
Tangible book value per share						
Shareholders' equity	$2,308,798	$2,340,501	$2,692,958	$2,471,093	$2,642,152	$3,101,609
Less: Goodwill and intangible assets	(535,249)	(535,039)	(536,847)	(537,700)	(561,885)	(648,026)
Less: Preferred stock	-	-	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity (numerator)	$1,773,549	$1,805,462	$1,963,233	$1,740,515	$1,887,389	$2,260,705
Shares outstanding, end of period (denominator)	166,903	161,958	162,988	161,057	166,097	181,831
Tangible book value per share	$10.63	$11.15	$12.05	$10.81	$11.36	$12.43
Book value per share	$13.83	$14.45	$16.52	$15.34	$15.91	$17.06
Tangible book value per share excluding AOCI						
Shareholders' equity	$2,308,798	$2,340,501	$2,692,958	$2,471,093	$2,642,152	$3,101,609
Less: Goodwill and intangible assets	(535,249)	(535,039)	(536,847)	(537,700)	(561,885)	(648,026)
Less: Preferred stock	-	-	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$1,773,549	$1,805,462	$1,963,233	$1,740,515	$1,887,389	$2,260,705
Less/Plus: Accumulated other comprehensive income ("AOCI")	(12,157)	51,439	47,201	(304,210)	(379,286)	(310,534)
Tangible common shareholders' equity excluding AOCI	$1,785,706	$1,754,023	$1,916,032	$2,044,725	$2,266,675	$2,571,239
Shares outstanding, end of period (denominator)	166,903	161,958	162,988	161,057	166,097	181,831
Tangible book value per share excluding AOCI	$10.70	$10.83	$11.76	$12.70	$13.65	$14.14

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FULTON FINANCIAL CORPORATION